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                                                                    EXHIBIT 23.6

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

     As independent public accountants, we hereby consent to the incorporation by reference in the Omega Healthcare Investors, Inc. registration statement on Form S-4 of our report covering the Diversicare Corporation of America Facilities special purpose financial statements dated February 4, 1994.

                                          ARTHUR ANDERSEN & CO.

Nashville, Tennessee
August 22, 1994